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                                                                    EXHIBIT 23.5


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of WorldCom, Inc. of our report dated April 9, 1998 relating to the consolidated financial statements of MCI Communications Corporation for the year ended December 31, 1997, which report appears in WorldCom, Inc.'s Current Report on Form 8-K/A-3 dated November 9, 1997 (filed May 28, 1998).



PricewaterhouseCoopers LLP
August 28, 1998
Washington, D.C.